ADDENDUM NO. 1 TO PATENT LICENSE AGREEMENT

THIS ADDENDUM NO 1 TO PATENT LICENSE AGREEMENT effective as of December 31, 2019 (the "**Addendum**") amends the PATENT LICENSE AGREEMENT (the "**Agreement**") between SETAYSHA TECHNICAL SOLUTIONS, LLC, a Texas limited liability company ("**STS**") and BROWNIE'S MARINE GROUP, INC., a Florida corporation ("**BWMG**") effective April 6, 2018. This Addendum is by and between STS, BWMG and Timothy Scott ("**Timothy Scott**"), an individual resident of the State of Texas and an affiliate of STS.

WHEREAS, the STS and BWMG have entered into the Agreement;

WHEREAS, STS and BWMG have and continue to receive benefits under the Agreement;

WHEREAS, a one-time milestone payment of $30,000 is due by BWMG to STS under Section 5.4.1 of the Agreement (the "**First Commercial Sale Payment**");

WHEREAS, BWMG desires to issue shares of its common stock as partial consideration for the First Commercial Sale Payment and STS has agreed to accept such shares as partial consideration for the First Commercial Sale Payment;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. **Addendum to Section 5.4.1 First Commercial Sale**. Section 5.4.1 is amended to include the following provisions: "The First Commercial Sale Payment is payable as follows: (a) BWMG shall issue STS eight hundred twenty eight thousand and two hundred twenty one (828,221) shares of restricted common stock (the "**Shares**") in satisfaction of $13,500 of the First Commercial Sale Payment, (b) $8,250 shall be paid on or before the effective date of this Addendum, and (c) $8,250 shall be paid on or before December 31, 2019. STS hereby assigns, for consideration received, all right, title and interest to the Shares to Timothy Scott, an affiliate of STS.

2. **STS and Timothy Scott Representations and Warranties.** STS and Timothy Scott jointly and severally represent and warrant to BWMG that:

(a) Investment Purpose. Timothy Scott is acquiring the Shares and for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein.

(b) Investor Status. STS shareholders and Timothy Scott are each: (i) an "Accredited Investor" as that term is defined in Rule 501 of Regulation D, and/or (ii) a sophisticated investor who has such knowledge and experience in financial, tax and other business matters as to enable him to evaluate the merits and risks of, and to make an informed investment decision with respect to, the Shares. STS's shareholders and Timothy Scott are each:

(i) a sophisticated investor by virtue of their education, training and/or numerous prior investments made on their own behalf or through entities which the they, alone or with others, controls, and (ii) knowledgeable and experienced in financial and business matters, especially in investments which have risks similar to those which may be encountered by BWMG.

(c) Reliance on Exemptions. STS and Timothy Scott understand that the Shares are being offered and issued in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that BWMG is relying in part upon the truth and accuracy of, and compliance with, the representations, warranties, agreements, acknowledgments and understandings of STS and Timothy Scott set forth herein in order to determine the availability of such exemptions and the eligibility of Timothy Scott to acquire such securities.

(d) Information. STS and Timothy Scott acknowledge that BWMG voluntarily files reports, schedules, forms, statements and other documents under the Securities Act of 1933, as amended (the "**Securities Act**"), and the Exchange Act of 1934, as amended (the "**Exchange Act**"), including pursuant to Section 13(a) or 15(d) of the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "**SEC Reports**"). STS and Timothy Scott have reviewed the SEC Reports and have relied exclusively on the information contained in the SEC Reports (and no other representations by BWMG or its Affiliates) in making their determination to accept the Shares as partial satisfaction of the First Commercial Sale Payment. STS and Timothy Scott understand that an investment in the Shares involves a high degree of risk.

(e) No Governmental Review. STS and Timothy Scott understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(f) Transfer or Resale. STS and Timothy Scott understand that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) Timothy Scott shall have delivered to BWMG an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("**Rule 144**") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission ("**SEC**") thereunder; and (iii) neither BWMG nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. STS and Timothy Scott understand that the certificates or other instruments representing the Shares shall bear a restrictive legend restricting their transferability.

6. **Amendments and Waivers.** The provisions of this Addendum may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the parties.

7. **Notices.** Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement.

8. **Execution and Counterparts.** This Addendum may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

9. **Governing Law.** All questions concerning the construction, validity, enforcement and interpretation of this Addendum shall be determined pursuant to the Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Addendum to be signed individually or by its respective duly authorized officer as of the date first written above.

SETAYSHA TECHNICAL SOLUTIONS, LLC

____
Name:
Its:

BROWNIE'S MARINE GROUP, INC.

[signature] CEO 2.JAN.2020
Name: ROBERT CARMICHAEL.
Its: CEO

[signature: Timothy L. Scott]
Timothy Scott, Individually
Address: 16931 Ascot Meadow Drive
Sugar Land, TX 77479

(g) Authorization, Enforcement. This Addendum has been duly and validly authorized, executed and delivered on behalf of STS and is a valid and binding agreement of STS enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

3. **BWMG Representations and Warranties**. BWMG represents and warrants as of the date hereof to STS and Timothy Scott that:

(a) Authorization, Enforcement, Compliance with Other Instruments. (i) BWMG has the requisite corporate power and authority to enter into and perform this Agreement and any related agreements and to issue the Shares in accordance with the terms hereof and thereof, (ii) the issuance of the Shares have been duly authorized by BWMG's Board of Directors and no further consent or authorization is required by BWMG, (iii) this Addendum has been duly executed and delivered by BWMG, and (iv) this Addendum constitutes the valid and binding obligations of BWMG enforceable against BWMG in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(b) Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.

4. **Regulation FD and SEC Compliance.**

(a) STS and Timothy Scott (collectively, the "**Recipient**") each acknowledge that BWMG is subject to the reporting requirements of the Securities and Exchange Commission and its common stock is quoted on the OTC Markets. Recipient agrees not to use any Confidential Information or non-public information received by Recipient under the Agreement to purchase, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of the Company's common stock (or other securities, warrants, or other forms of convertible securities outstanding or other rights to acquire such securities). Recipient acknowledges that: (i) a purpose of the Agreement relating to confidentiality is so that BWMG will be in compliance with Regulation FD promulgated by the SEC, and other applicable securities laws, and (ii) if the Recipient does not comply with the provisions of the Agreement, BWMG may be deemed by such action to be in violation of such laws and regulations, which could have a material, negative impact on BWMG.

(b) STS and Timothy Scott acknowledge BWMG's requirement to publicly disclose the Agreement and this Addendum with the SEC.

5. **Effect on the Agreement**. Except as expressly set forth above, all of the terms and conditions of the Agreement shall continue in full force and effect after the execution of this Addendum and STS and BWMG hereby affirm the terms of the Agreement. Capitalized terms used but not otherwise defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

6. **Amendments and Waivers**. The provisions of this Addendum may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the parties.

7. **Notices**. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement.

8. **Execution and Counterparts**. This Addendum may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

9. **Governing Law**. All questions concerning the construction, validity, enforcement and interpretation of this Addendum shall be determined pursuant to the Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Addendum to be signed individually or by its respective duly authorized officer as of the date first written above.

SETAYSHA TECHNICAL SOLUTIONS, LLC

[signature]
Name: JOHN COLBORN
Its: MANAGING DIRECTOR OF STS

BROWNIE'S MARINE GROUP, INC.

____
Name:
Its:

____
Timothy Scott, Individually
Address: 16931 Ascot Meadow Drive
Sugar Land, TX 77479

[signature] CEO.
2. JAN. 2020